Certification of Principal Executive and Financial Officer
Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 (the “Report”) of Fortress International Group, Inc. (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Thomas P. Rosato, Chief Executive Officer of the Registrant, hereby certify that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2007	By:	/s/ Thomas P. Rosato
Thomas P. Rosato Chief Executive Officer (Principal Executive and Financial Officer)